EXHIBIT 32

CERTIFICATIONS UNDER SECTION 906 OF SARBANES-OXLEY

In connection with the annual report of Eiger Technology, Inc. (the "Company") on Form 20-F for the fiscal year ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gerry Racicot, President & C.E.O. of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ GERRY RACICOT
-----------------
Name: Gerry Racicot
Title: President & Chief Executive Officer
March 29, 2005


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In connection with the annual report of Eiger  Technology,  Inc. (the "Company")
on Form 20-F for the fiscal year ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jason Moretto, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ JASON MORETTO
-----------------

Name: Jason Moretto
Title: Chief Financial Officer
March 29, 2005


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